UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2012

Commission File Number 000-54064

University General Health System, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	71-0822436
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

7501 Fannin Street

Houston, Texas 77054

(713) 375-7100

(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report

As previously reported in the Current Report on Form 8-K dated November 9, 2012, the Board of Directors of University General Health System Inc. (the “Company”), based on the recommendation of the management, concluded on November 5, 2012 that the previously issued consolidated financial statements for the quarter ended June 30, 2012 should not be relied upon because of errors in accounting for Series C Variable Rate Convertible Preferred Stock and the related common stock warrants. The errors identified are discussed below.

The Company anticipates that, at a minimum, it will:

(i)	Restate the accounting of the May 2, 2011 Series C Variable Rate Convertible Preferred Stock and the related common stock warrants; management has identified embedded derivatives within the provisions of the instruments and will record such derivatives at fair market value. The warrants and conversion features related to preferred stock do not have readily determinable fair values and therefore require significant management judgment and estimation. The Company used the Binomial pricing model to estimate the fair value of warrant and preferred stock conversion features at the end of each applicable reporting period. Changes in the fair value of these derivatives during each reporting period are included in the statement of operations. Inputs into the Binomial pricing model require estimates, including such items as estimated volatility of the Company’s stock, risk-free interest rate and the estimated life of the financial instruments being fair valued.

(ii)	The Company issued preferred stock and a common stock warrant, which are classified in temporary equity on the Consolidated Balance Sheets. The preferred stock had similar characteristics of an “Increasing Rate Security” as described by Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin Topic 5Q, Increasing Rate Preferred Stock. Discounts on the increasing rate preferred stock are amortized over the expected life of the preferred stock (4 years), by charging imputed dividend cost against retained earnings and increasing the carrying amount of the preferred stock by a corresponding amount. The discount at the time of issuance is computed as the present value of the difference between dividends that will be payable in future periods and the dividend amount for a corresponding number of periods, discounted at a market rate for dividend yield on comparable securities. The amortization in each period is the amount which, together with the stated dividend in the period, results in a constant rate of effective cost with regard to the carrying amount of the preferred stock.

(iii)	Restate the Company’s earnings per share disclosures to accurately reflect the impact of the Series C Variable Rate Convertible Preferred Stock and Warrant issuance.

The necessary adjustments to the Company’s Consolidated Statement of Income and Consolidated Balance Sheet are summarized in the tables below. The adjustments necessary to correct the errors had no effect on reported cash flow.

	As of June 30, 2012
	As Previously
	Reported	Adjustments	Restated
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$475,885	$—	$475,885
Accounts receivable, less allowance for doubtful accounts of $10,184,800 and $7,070,327	17,175,814	—	17,175,814
Inventories	1,878,266	—	1,878,266
Receivables from related parties	1,084,021	—	1,084,021
Prepaid expenses and other assets	1,315,319	—	1,315,319

Total Current Assets	21,929,305	—	21,929,305

Long-Term Assets
Investments in unconsolidated affiliates	767,323	—	767,323
Property, equipment and leasehold improvements, net	66,841,636	—	66,841,636
Intangible assets, net	7,198,000	—	7,198,000
Goodwill	28,900,818	—	28,900,818
Other non-current assets, net	1,883,224	—	1,883,224

Total Long-Term Assets	105,591,001		105,591,001

Total Assets	$127,520,306	$—	$127,520,306

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts payable	$10,535,040	$50,773	$10,585,813
Payables to related parties	2,089,287	—	2,089,287
Accrued expenses	5,339,916	—	5,339,916
Accrued acquisition cost	521,401	—	521,401
Taxes payable	5,149,799	—	5,149,799
Income tax payable	3,840,809	—	3,840,809
Deferred revenue	248,954	—	248,954
Lines of credit	8,451,025	—	8,451,025
Notes payable, current portion	25,528,386	—	25,528,386
Notes payable to related parties, current portion	2,164,527	—	2,164,527
Capital lease obligations, current portion	4,633,186	—	4,633,186
Capital lease obligations to related party, current portion	253,397	—	253,397
Derivative liability	—	4,242,042	4,242,042

Total Current Liabilities	68,755,727	4,292,815	73,048,542

Long-Term Liabilities
Notes payable, less current portion	13,707,523	—	13,707,523
Notes payable to related parties, less current portion	—	—	—
Capital lease obligations, less current portion	331,153	—	331,153
Capital lease obligations to related party, less current portion	30,671,750	—	30,671,750

Total Long-Term Liabilities	44,710,426	—	44,710,426

Total liabilities	113,466,153	4,292,815	117,758,968

Commitments and contingencies

Series C, convertible preferred stock, $0.001 par value, 20,000,000 shares authorized, 4,200 and 0 shares issued and outstanding, respectively ($1,000 stated value)		3,388,074	3,388,074

Shareholders’ Equity (Deficit)
Preferred, par value $0.001, 20,000,000 shares authorized,
Preferred stock Series B—3,000 shares issues and outstanding	3	—	3
Preferred stock Series C, convertible preferred stock—3,808 shares issues and outstanding	4	(4)	—
Common stock, par value $0.001, 480,000,000 shares authorized,
324,326,655 and 283,440,226 shares issued and outstanding	324,326	—	324,326
Additional paid-in-capital	58,900,069	(4,031,004)	54,869,065
Shareholders’ receivables	(2,409,069)	—	(2,409,069)
Accumulated deficit	(47,883,491)	(3,649,881)	(51,533,372)

Total shareholders’ equity (deficit)	8,931,842	(7,680,889)	1,250,953
Noncontrolling interest	5,122,311	—	5,122,311

Total Equity (Deficit)	14,054,153	(7,680,889)	6,373,264

Total Liabilities and Shareholders’ Equity (Deficit)	$127,520,306	$—	$127,520,306

	Three Months Ended June 30, 2012			Six Months Ended June 30, 2012
	As Previously			As Previously
	Reported	Adjustments	Restatement	Reported	Adjustments	Restatement
Revenues
Patient service revenues, net of contractual adjustments	$29,309,857	$—	29,309,857	$47,324,501	$—	47,324,501
Provision for doubtful accounts	(2,790,920)	—	(2,790,920)	(4,187,831)	—	(4,187,831)

Net patient service revenue less provision for bad debts	26,518,937	—	26,518,937	43,136,670	—	43,136,670
Senior living revenues	1,908,425	—	1,908,425	3,776,858	—	3,776,858
Support services revenues	395,364	—	395,364	879,064	—	879,064
Other revenues	250,351	—	250,351	367,540	—	367,540

Total revenues	29,073,077	—	29,073,077	48,160,132	—	48,160,132

Operating expenses
Salaries, wages and benefits	8,735,661	—	8,735,661	17,017,652	—	17,017,652
Medical supplies	3,859,736	—	3,859,736	6,791,861	—	6,791,861
Management fees (includes related party fees of $0 for each of the three months ended and $0 and $461,814 for the six months ended)	—	—	—	—	—	—
General and administrative expenses (includes related party expenses of $377,030 and $1,621,953 for the three months ended and $681,643 and $3,369,262 for the six months ended)	7,667,311	—	7,667,311	11,894,814	—	11,894,814
Gain on extinguishment of liabilities	(2,806,787)	—	(2,806,787)	(2,903,526)	—	(2,903,526)
Depreciation and amortization (includes related party expenses of $171,290 for each of the three months ended and $342,580 for each of the six months ended)	1,769,920	—	1,769,920	3,495,093	—	3,495,093

Total operating expenses	19,225,841	—	19,225,841	36,295,894	—	36,295,894

Operating income	9,847,236	—	9,847,236	11,864,238	—	11,864,238

Other income (expense)
Interest expense, net of interest income of $20,000 and $0 for the three months ended and $40,000 and $0 for the six months ended (includes related party interest expense $583,715 and $631,493 for the three months ended and $1,162,750 and $1,288,381 for the six months ended)	(1,385,335)	—	(1,385,335)	(2,823,300)	—	(2,823,300)
Other income	—	—	—	11,583	—	11,583
Derivative expense	—	(1,262,106)	(1,262,106)	—	(1,262,106)	(1,262,106)
Change in fair market value liability	—	916,533	916,533	—	916,533	916,533

Income (loss) before income tax	8,461,901	(345,573)	8,116,328	9,052,521	(345,573)	8,706,948
Income tax expense	3,407,131	—	3,407,131	3,506,131	—	3,506,131

Income (loss) before noncontrolling interest	5,054,770	(345,573)	4,709,197	5,546,390	(345,573)	5,200,817
Net income attributable to noncontrolling interests	30,018	—	30,018	27,835	—	27,835

Net income (loss) attributable to the Company	$5,084,788	$(345,573)	$4,739,215	$5,574,225	$(345,573)	$5,228,652

Less: Dividend-Convertible Preferred C Stock	—	(50,773)	(50,773)	—	(50,773)	(50,773)
Less: Deemed dividend-Convertible Preferred C Stock	—	(3,845,034)	(3,845,034)	—	(3,845,034)	(3,845,034)

Net income attributable to common shareholders	$5,084,788	$(4,241,380)	$843,408	$5,574,225	$(4,241,380)	$1,332,845

Basic and diluted income (loss) per share data:
Basic earnings (loss) per common share	$0.02		$0.00	$0.02		$0.00

Basic weighted average shares outstanding	309,510,470		309,510,470	296,475,348		296,475,348

Diluted earnings (loss) per common share	$0.02		$0.00	$0.02		$0.00

Diluted weighted average shares outstanding	326,817,830		344,731,008	313,782,708		331,695,886

The Board of Directors, the Company’s management and independent registered public accounting firm have discussed the matters disclosed in this Amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

University General Health System, Inc.

Date: November 14, 2012	By:	/s/ Hassan Chahadeh, M.D.

Name: Hassan Chahadeh, M.D. Title: Chief Executive Office